UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2002

INTERLINK ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-21808	77-0056625
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

546 Flynn Road, Camarillo, California	93012
(Address of principal executive offices)	(Zip Code)

(805) 484-8855
Registrant’s telephone number, including area code:

No Change
(Former name or former address, if changed since last report)

Item 4.    Changes in Registrant’s Certifying Accountant.

On July 23, 2002, Interlink Electronics, Inc. (the “Company”) engaged KPMG LLP (“KPMG”) as its new principal accountants. Until June 24, 2002, Arthur Andersen LLP served as the Company’s independent auditors. The decision to change accounting firms, and the appointment of KPMG in particular, was approved by the Board of Directors upon the recommendation of its audit committee.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press release announcing change in certifying accountant.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2002.

INTERLINK ELECTRONICS, INC.

By	/s/ Paul D. Meyer

Paul D. Meyer Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description

99.1	Press release announcing change in certifying accountant.

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